UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 30, 2020

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54524	30-0678378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6160 Warren Pkwy, Suite 100

Frisco, Texas 75034

(Address of Principal Executive Offices)

(972) 217-4080

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement

On January 30, 2020, Appiphany Technologies Holdings Corp., a Nevada corporation (the “Company”), entered into a Consulting Agreement with Mustang Capital, LLC (the “Consultant”). Under the Agreement, the Consultant will provide consulting services related to the hemp industry and certain acquisitions and ventures within the industry. The company will pay the Consultant $5,000 per month for 3 months and issue 500,000 shares in exchange for the Consultant’s services.

A form of the Consulting Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits.

Exhibits. The following exhibits are being filed herewith:

Exhibit Number Description of Exhibits

99.1Consulting Agreement dated January 30, 2020

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 30th day of January 2020.

APPIPHANY TECHNOLOGIES HOLDINGS CORP.
By:	/s/ Scott Cox
	Name:	Scott Cox
	Title:	Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description of Exhibits
99.1	Consulting Agreement dated January 30, 2020